SECURITIES & EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 8, 2004

                               AEP INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                    0-14450                       22-1916107
   (Jurisdiction of              (Commission                  (I.R.S. Employer
    Incorporation)               File Number)             Identification Number)


             125 Phillips Avenue, South Hackensack, New Jersey 07606
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (201) 641-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

On December 8, 2004, AEP Industries Inc. (the "Company") issued a press release announcing that it has engaged a global investment bank to assist the Company in exploring strategic alternatives available to its Australasian flexible packaging businesses. The press release is attached and being furnished as
Exhibit 99.1.

                                  Exhibit Index

Exhibit
Number                             Description
------                             -----------

99.1 Press announcing that the Company has engaged a global investment bank to assist the Company in exploring strategic alternatives available to its Australasian flexible packaging businesses.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AEP INDUSTRIES INC.
                                           (Registrant)

December 8, 2004                           By: /s/ LAWRENCE R. NOLL
                                               --------------------
                                               Lawrence R. Noll
                                               Vice President and Controller